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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 15, 2003



                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                          ______            04-3474810
STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NO.)    (IRS EMPLOYER
        INCORPORATION)                    001-31297         IDENTIFICATION NO.)

           535 BOYLSTON STREET
          BOSTON, MASSACHUSETTS                                  02116
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (Zip Code)

                                 (617) 247-2200
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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Item 5.  OTHER EVENTS

     On January 15, 2003, the Company issued a press release regarding the estimated impact on the Company of the announcement by Kmart of its intention to close 326 additional store locations, including three of the Company's store locations. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)   Exhibits


99.1 Heritage Property Investment Trust, Inc. press release dated January 15, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HERITAGE PROPERTY INVESTMENT TRUST, INC.


                                    /s/ David G. Gaw
                                    ---------------------------------------
                                    David G. Gaw
                                    Senior Vice President, Chief Financial
                                    Officer and Treasurer

Dated:  January 16, 2003

                                                                   EXHIBIT 99.1


FOR MORE INFORMATION CONTACT:           Cayce L. Montero
                                        Director, Corporate Development
                                        (617) 247-2200
                                        cmontero@heritagerealty.com

FOR IMMEDIATE RELEASE


          HERITAGE PROPERTY INVESTMENT TRUST, INC. PROVIDES DISCLOSURE
                        ON KMART PLANNED STORE CLOSURES

Boston, MA...January 15, 2003...Heritage Property Investment Trust, Inc. (NYSE:HTG) - In response to Kmart's announcement on January 14, 2003 of its intention to close 326 additional store locations, Heritage is providing this supplemental disclosure.

Heritage currently leases space to Kmart at seven shopping center locations totaling approximately 641,130 square feet at an average rent of $4.51 per square foot. In its announcement, Kmart indicated that it plans to close three
(3) of Heritage's locations totaling approximately 290,120 square feet. The three planned store closings represent approximately $0.03 per share of FFO for 2003. As a result, Heritage is estimating FFO on a fully-diluted basis for 2003 to be in a range of $2.67 to $2.72 per share. Heritage assumes that the store closings occur on March 31, 2003.

The three Kmart locations scheduled to close are Barton Commons in Rockledge, Florida; Oakwood Commons in Hermitage, Tennessee and The Commons at Chancellor Park in Charlotte, North Carolina. Heritage has not been informed of Kmart's intentions for its remaining four shopping center locations.

ABOUT HERITAGE PROPERTY INVESTMENT TRUST, INC.
Heritage is a fully integrated, self-administered and self-managed REIT traded on the New York Stock Exchange under the symbol "HTG". Heritage acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.

Heritage is headquartered in Boston Massachusetts and has an additional 13 regional offices located in the Eastern and Midwestern United States.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of our shopping centers, including of our tenants, real estate conditions, future bankruptcies of our tenants, execution of shopping center redevelopment programs, our ability to finance our operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market

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and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.